                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                  13-3216325
(State of incorporation or organization)       (IRS Employer Identification No.)

                               745 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
          (Address of principal executive offices, including zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS TO BE SO                NAME OF EACH EXCHANGE ON WHICH EACH
REGISTERED:                                 CLASS IS TO BE REGISTERED:
----------------------------------          -----------------------------------
Absolute Buffer Notes Due July 29,          The American Stock Exchange LLC
2008 Linked to the Dow Jones EURO
STOXX 50(SM) Index (SX5E)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:

                                   333-121067

Securities to be Registered Pursuant to Section 12(g) of the Act:

                                      NONE

Item 1. Description of Registrant's Securities to be Registered.

The Registrant hereby incorporates by reference the descriptions set forth under the captions "Description of the Notes" and "The Dow Jones EURO STOXX 50 Index"
on pages S-12 to S-20 of the Prospectus Supplement dated July 26, 2005, and under the caption "Description of Debt Securities" on pages 8 to 18 of the accompanying Prospectus dated May 18, 2005, filed with the Securities and
Exchange Commission (the "Commission") pursuant to Rule 424(b)(5) under the
Securities Act of 1933.

Item 2. Exhibits.

The securities described herein are to be registered pursuant to Section 12(b)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on an exchange on which other securities of the Registrant are currently registered.
In accordance with the instructions regarding exhibits to Form 8-A, the following exhibits are filed herewith or incorporated herein by reference:

1.01   Standard Multiple Series Indenture Provisions dated July 30, 1987 and as amended November 16, 1987 (incorporated by reference to Exhibit 4(a) to
       Post-Effective Amendment No. 1 to Registration Statement No. 33-16141,
       filed with the Commission on November 16, 1987)

1.02   Indenture dated as of September 1, 1987 between the Registrant and
       Citibank, N.A., as Trustee ("Citibank") (incorporated by reference to
       Exhibit 4(b) to Post-Effective Amendment No. 1 to Registration Statement
       No. 33-16141, filed with the Commission on November 16, 1987)

1.03   Supplemental Indenture dated as of November 25, 1987 between the
       Registrant and Citibank (incorporated by reference to Exhibit 4(m) to
       Registration Statement No. 33-25797, filed with the Commission on
       November 25, 1988)

1.04   Second Supplemental Indenture dated as of November 27, 1990 between the
       Registrant and Citibank (incorporated by reference to Exhibit 4(e) to
       Registration Statement No. 33-49062, filed with the Commission on June
       30, 1992)

1.05   Third Supplemental Indenture dated as of September 13, 1991 between the
       Registrant and Citibank (incorporated by reference to Exhibit 4(f) to
       Registration Statement No. 33-46146, filed with the Commission on March
       10, 1992)

1.06   Fourth Supplemental Indenture dated as of October 4, 1993 between the
       Registrant and Citibank (incorporated by reference to Exhibit 4(f) to
       Form 8-A, filed with the Commission on October 7, 1993)

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1.07   Fifth Supplemental Indenture dated as of October 1, 1995 between the
       Registrant and Citibank (incorporated by reference to Exhibit 4(h) to
       Registration Statement No. 33-62085, filed with the Commission on August
       24, 1995)

1.08   Sixth Supplemental Indenture dated as of June 26, 1997 between the
       Registrant and Citibank (incorporated by reference to Exhibit 4(h) to
       Registration Statement No. 33-38227, filed with the Commission on October
       17, 1997)

1.09   Form of Global Security representing the Registrant's Absolute Buffer
       Notes Due July 29, 2008, Linked to the Dow Jones EURO STOXX 50(SM) Index
       (SX5E) (filed herewith)

1.10   Form of Calculation Agency Agreement between the Registrant and Lehman
       Brothers Inc., as calculation agent, relating to the Registrant's
       Absolute Buffer Notes Due July 29, 2008, Linked to the Dow Jones EURO
       STOXX 50(SM) Index (SX5E) (filed herewith)

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of
1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              LEHMAN BROTHERS HOLDINGS INC.

                                              By: /s/ James J. Killerlane III
                                                  ------------------------------
                                                  James J. Killerlane III
                                                  Vice President

Date: July 26, 2005

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Exhibit
-----------    -------

1.09           Form of Global Security representing the Registrant's Absolute
               Buffer Notes Due July 29, 2008, Linked to the Dow Jones EURO
               STOXX 50(SM) Index (SX5E) (filed herewith)

1.10           Form of Calculation Agency Agreement between the Registrant and
               Lehman Brothers Inc., as calculation agent, relating to the
               Registrant's Absolute Buffer Notes Due July 29, 2008, Linked to
               the Dow Jones EURO STOXX 50(SM) Index (SX5E) (filed herewith)

                                       5